Investor Presentation Nasdaq: UBSH February/March 2019

Forward Looking Statements Certain statements in this presentation may constitute forward-looking statements within  the Company’s ability to recruit and retain key employees; the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking  an insufficient allowance for loan losses; statements include, without limitation, projections, predictions, expectations or beliefs  the quality or composition of the loan or investment portfolios; about future events or results that are not statements of historical fact. Such forward-  concentrations of loans secured by real estate, particularly commercial real estate; looking statements are based on various assumptions as of the time they are made, and  the effectiveness of the Company’s credit processes and management of the are inherently subject to known and unknown risks, uncertainties, and other factors that Company’s credit risk; may cause actual results, performance or achievements to be materially different from  demand for loan products and financial services in the Company’s market area; those expressed or implied by such forward-looking statements. Forward-looking  the Company’s ability to compete in the market for financial services; statements are often accompanied by words that convey projected future events or  technological risks and developments, and cyber threats, attacks, or events; outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,”  performance by the Company’s counterparties or vendors; “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other  deposit flows; statements concerning opinions or judgment of Union Bankshares Corporation (“Union”  the availability of financing and the terms thereof; or the “Company”) and its management about future events.  the level of prepayments on loans and mortgage-backed securities;  legislative or regulatory changes and requirements; Although Union believes that its expectations with respect to forward-looking statements  the impact of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), including, but not are based upon reasonable assumptions within the bounds of its existing knowledge of its limited to, the effect of the lower corporate tax rate, including on the valuation of the business and operations, there can be no assurance that actual future results, Company’s tax assets and liabilities; performance, or achievements of, or trends affecting, the Company will not differ  changes in the effect of the Tax Act due to issuance of interpretive regulatory guidance materially from any projected future results, performance, or achievements or trends or enactment of corrective or supplement legislation; expressed or implied by such forward-looking statements. Actual future results,  monetary and fiscal policies of the U.S. government including policies of the U.S. performance, achievements or trends may differ materially from historical results or those Department of the Treasury and the Board of Governors of the Federal Reserve anticipated depending on a variety of factors, including, but not limited to: System;  changes to applicable accounting principles and guidelines; and  the possibility that any of the anticipated benefits of the acquisition of Access National  other factors, many of which are beyond the control of the Company. Corporation (together with subsidiaries, “Access”) will not be realized or will not be realized within the expected time period, the businesses of the Company and Access Please refer to the “Risk Factors” and “Management’s Discussion and Analysis of may not be integrated successfully or such integration may be more difficult, time- Financial Condition and Results of Operation” sections of the Company’s Annual Report consuming or costly than expected, the expected revenue synergies and cost savings on Form 10-K for the year ended December 31, 2017 and related disclosures in other from the merger may not be fully realized or realized within the expected time frame, filings, which have been filed with the Securities and Exchange Commission (the “SEC”), revenues following the merger may be lower than expected, or customer and employee and are available on the SEC’s website at www.sec.gov. The actual results or relationships and business operations may be disrupted by the merger; developments anticipated may not be realized or, even if substantially realized, they  changes in interest rates; may not have the expected consequences to or effects on the Company or its businesses  general economic and financial market conditions in the United States generally and or operations. You are cautioned not to rely too heavily on the forward-looking statements particularly in the markets in which the Company operates and which its loans are contained in this presentation. Forward-looking statements speak only as of the date concentrated, including the effects of declines in real estate values, an increase in they are made and the Company does not undertake any obligation to update, revise or unemployment levels, slowdowns in economic growth and any prolonged government clarify these forward-looking statements, whether as a result of new information, future shutdown; events or otherwise.  the Company’s ability to manage its growth or implement its growth strategy; 2

Additional Information Unaudited Pro Forma Financial Information events that may obscure trends in the Company’s underlying performance. The unaudited pro forma financial information included herein is presented for informational purposes only and does not necessarily Please see “Reconciliation of Non-GAAP Disclosures” at the end of this reflect the financial results of the combined company had the companies presentation for a reconciliation to the nearest GAAP financial measure. actually been combined during periods presented. The adjustments No Offer or Solicitation included in this unaudited pro forma financial information are preliminary and may be significantly revised and may not agree to actual amounts This presentation does not constitute an offer to sell or a solicitation of an finally recorded by Union. This financial information does not reflect the offer to buy any securities. No offer of securities shall be made except by benefits of the Access merger’s expected cost savings and expense means of a prospectus meeting the requirements of the Securities Act of efficiencies, opportunities to earn additional revenue, potential impacts of 1933, as amended, and no offer to sell or solicitation of an offer to buy current market conditions on revenues or asset dispositions, among shall be made in any jurisdiction in which such offer, solicitation or sale other factors, and includes various preliminary estimates and may not would be unlawful. necessarily be indicative of the financial position or results of operations About Union Bankshares Corporation that would have occurred if the merger had been completed on the date or at the beginning of the period indicated or which may be attained in Headquartered in Richmond, Virginia, Union Bankshares Corporation the future. (Nasdaq: UBSH) is the holding company for Union Bank & Trust. Union Bank & Trust has 155 branches, 15 of which are operated as Access Non-GAAP Financial Measures National Bank, a division of Union Bank & Trust of Richmond, Virginia, or This presentation contains certain financial information determined by Middleburg Bank, a division of Union Bank & Trust of Richmond, methods other than in accordance with generally accepted accounting Virginia, and seven of which are operated as Xenith Bank, a division of principles in the United States (“GAAP”). These non-GAAP disclosures Union Bank & Trust of Richmond, Virginia, and approximately 200 ATMs have limitations as an analytical tool and should not be considered in located throughout Virginia, and in portions of Maryland and North isolation or as a substitute for analysis of our results as reported under Carolina. Certain non-bank affiliates of the holding company include: Old GAAP, nor are they necessarily comparable to non-GAAP performance Dominion Capital Management, Inc., and its subsidiary Outfitter measures that may be presented by other companies. The Company Advisors, Ltd., Dixon, Hubard, Feinour, & Brown, Inc., and Capital uses the non-GAAP financial measures discussed herein in its analysis Fiduciary Advisors, LLC, all of which provide investment advisory of the Company’s performance. The Company’s management believes services; Middleburg Investment Services, LLC, which provides that these non-GAAP financial measures provide additional brokerage services; and Union Insurance Group, LLC, which offers understanding of ongoing operations, enhance comparability of results of various lines of insurance products. operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of items or 3

The “New Union” Story: FROM VIRGINIA COMMUNITY BANK TO VIRGINIA’S BANK Virginia’s Bank The Union “Moat” • Franchise cannot be replicated • Virginia’s first statewide, independent bank in 20 years • “Crown jewel” deposit base - 44% transaction accounts • The alternative to large competitors • Dense, compact and contiguous $16B+ bank • Organic growth model + effective consolidator Larger Bank Executive Leadership Talent Magnet • Knows the “seams” of the large institutions & how to • Extensive hiring from larger institutions at all levels compete against them • 25 C&I bankers in 2018, we know the people we hire • Makes tough decisions – think differently, challenge, and rarely use recruiters escape the past • All market leaders and bankers hired from the markets • Accustomed to more complex environment than Union they serve “Soundness, profitability & growth in that order of priority” Underpinning for how we run our company 4

Our Value Proposition Shareholder Scale SOLID DIVIDEND YIELD LARGEST VA REGIONAL BANK & PAYOUT RATIO WITH UNIQUE VALUE IN BRANCH EARNINGS UPSIDE FOOTPRINT Opportunity Strength COMMITTED TO TOP-TIER BALANCE SHEET PERFORMANCE & CAPITAL LEVELS Growth ORGANIC & ACQUISITION OPPORTUNITIES 5

Our Company

Pro Forma Highlights ($bn)[1]

Assets	$16.8
Loans	$11.9
Deposits	$12.2
Market Capitalization	$2.6

- Largest regional banking company headquartered in Virginia with statewide Virginia footprint of 146 branches in all major markets
- #1 regional bank[2] deposit market share in Virginia
- Positioned for growth with organic and acquisition opportunities throughout the region
- Strong balance sheet and capital levels
- Committed to top-tier financial performance with highly experienced management team with ability to execute change

Pro Forma Branch Footprint


UBSH (140)
ANCX (15)
UBSH LPO (2)
Maryland
Reston
Baltimore
Washington
Fredericksburg
Staunton
Charlottesville
Roanoke
Richmond
Virginia
Norfolk
Virginia Beach
Greensboro
Raleigh
Asheville
North Carolina
Charlotte

Data as of 12/31/18, pricing data as of 1/18/19
(1) Excludes purchase accounting adjustments, data is pro forma assuming ANCX transaction closed on 12/31/18
(2) Regional bank defined as having less than $50 billion in assets; rank determined by asset size

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Investment Highlights The Right The Right The Right The Right Scale Markets Team Targets • Largest Virginia • Uniquely positioned in one • New management team • Focus on top tier headquartered regional of the most attractive led by John Asbury performance metrics and banking company ($16.8 markets in the U.S. (30+ years of profitability to drive upside billion in assets) banking experience) • Access acquisition • Committed to realizing • #1 deposit market share accelerates growth in the • Experienced executives Access merger cost ranking in Virginia among attractive Northern Virginia with a proven track record savings and achieving Virginia-based banks(1) market from larger institutions and business synergy experience in M&A opportunities in 2019 • Operating with a statewide • C&I platform primed for integration Virginia footprint of 146 growth, with an opportunity • Operating Targets: ROA: branches in all major to leverage platform and • Union is an attractive 1.4% - 1.6% / ROTCE: markets with 9 additional commercial deposit destination for top tier 16% - 18% / Efficiency branches in North Carolina gathering expertise across talent, leading to Ratio (FTE): < 50% and Maryland our footprint successful recruiting efforts and an improved • Diversified business model competitive position Source: SNL Financial and FDIC deposit data (1) Excludes branches with deposits greater than $1.0 billion 7

Virginia's Bank

Virginia: All Banks

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$28,074	16.5	265
2	BB&T Corp.	23,464	13.8	300
3	Bank of America Corp.	18,676	11.0	127
4	SunTrust Banks Inc.	18,637	11.0	179
5	Union Bankshares Corp.	11,567	7.3	146
6	Capital One Financial Corp.	6,916	4.1	51
7	United Bankshares Inc.	6,413	3.8	70
8	TowneBank	6,334	3.7	32
9	PNC Financial Services Group Inc.	3,984	2.3	94
10	Carter Bank & Trust	3,254	1.9	78
	Top 10 Banks	$125,171	73.6	1,327
	All Institutions in Market	$170,053	100.00	2,264

Virginia: Banks Headquartered in VA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Union Bankshares Corp.	9,419	16.5	131
2	TowneBank	6,334	11.1	32
3	Capital One Financial Corp.	5,916	10.3	50
4	Carter Bank & Trust	3,254	5.7	78
5	Burke & Herbert Bank & Trust Co.	2,330	4.1	25
6	Access National Corp.	2,147	3.8	15
7	Southern National Bancorp of Virginia	1,736	3.0	42
8	First Bancorp Inc.	1,318	2.3	19
9	C&F Financial Corp.	1,194	2.1	26
10	National Bankshares Inc.	1,069	1.9	25
	Top 10 Banks	$34,717	60.6	443
	All Institutions in Market	$57,246	100.00	928

Statewide branch footprint brings unique franchise value

Money BEST BANKS 2017-2018 VIRGINIA'S BEST BANK

Forbes 2018 BEST-IN-STATE BANKS Powered by STATISTA

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Source: SNL Financial and FDIC deposit data
Deposit data as of 6/30/18; pro forma for announced transactions
Note: Excludes branches with deposits greater than $1.0 billion

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Enhancing Our Presence in Key Markets

Virginia

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$24,074	15.12%	261
2	BB&T Corp.	23,464	14.74	300
3	Bank of America Corp.	17,676	11.10	126
4	SunTrust Banks Inc.	15,637	9.82	177
	Pro Forma	11,567	7.27	146
5	Union Bankshares Corp.	9,419	5.92	131
6	TowneBank	6,334	3.98	32
7	United Bankshares Inc.	5,413	3.40	69
8	Capital One Financial Corp.	4,916	3.09	49
9	PNC Financial Services Group Inc.	3,984	2.50	94
10	Carter Bank & Trust	3,254	2.04	78
17	Access National Corp.	2,147	1.35	15

Northern Virginia (1)

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Bank of America Corp.	$10,383	16.16%	57
2	Wells Fargo & Co.	9,094	14.15	77
3	BB&T Corp.	8,772	13.65	84
4	SunTrust Banks Inc.	5,999	9.33	62
5	Capital One Financial Corp.	4,856	7.56	43
6	United Bankshares Inc.	4,541	7.07	44
7	PNC Financial Services Group Inc.	2,973	4.63	69
	Pro Forma	2,819	4.39	18
8	Burke & Herbert Bank & Trust Co.	2,330	3.62	25
9	Access National Corp.	2,088	3.25	14
10	Toronto Dominion Bank	1,739	2.71	24
17	Union Bankshares Corp.	731	1.14	4

Washington-Arlington-Alexandria, DC-VA-MD-WV MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Bank of America Corp	$23,403	16.23%	149
2	Wells Fargo & Co.	16,156	11.21	154
3	Capital One Financial Corp.	15,438	10.71	122
4	BB&T Corp.	13,972	9.69	164
5	SunTrust Banks Inc.	13,124	9.10	149
6	PNC Financial Services Group Inc.	10,286	7.14	176
7	United Bankshares Inc.	6,771	4.70	66
8	Citigroup Inc.	5,809	4.03	30
9	Sandy Spring Bancorp Inc.	4,865	3.37	47
10	M&T Bank Corp.	4,345	3.01	75
12	Pro Forma	3,924	2.72	33
13	Access National Corp.	2,088	1.45	14
17	Union Bankshares Corp.	1,836	1.27	19

Source: S&P Global Market Intelligence
Note: Deposit data excludes branches with deposits greater than $1 billion
Deposit data as of 6/30/18; pro forma for announced transactions
(1) Includes the following counties: Alexandria (City), Arlington, Fairfax, Fairfax (City), Falls Church (City), Fauquier, Loudon, Manassas Park (City) Manassas (City) and Prince William

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Our Acceleration Strategy Establish Design for Drive-to-Scale Focus Success • Set the vision • Put the right team on the field • Press for advantage • Recreate a Virginia regional bank • Position as alternative to large • Efficiently crossed $10B with Xenith • Take back what was lost banks acquisition ($3.3B) • Establish strategic priorities • Compete on better customer • The only C&I bank in Richmond, experience, local decision making had Northern Virginia C&I team • Align goals & compensation to • Differentiate on responsiveness, • Significant Coastal Virginia retail priorities flexibility, local market knowledge banking • Make tough decisions and presence • Completed the jigsaw puzzle with acquisition of Access National Bank • Divest non-strategic businesses • Scalable model; new market replicable ($2.9B) • Union Mortgage Group • The only C&I bank in Northern VA • Marine Finance • Build the C&I team and new • Affluent retail banking and wealth • GreenSky Treasury Management platform management from Middleburg • Enhance technology and operational Bank division change management competency • Acquired two Registered Investment Advisors WE HAVE MOVED QUICKLY WHILE IMPROVING WE HAVE PROVEN WE ARE WILLING AND ABLE FINANCIAL PERFORMANCE TOWARD TO MAKE CHANGE HAPPEN TOP-TIER TARGETS 10

Diversity Supports Growth In Virginia

Richmond

State Capital, Fortune 500 headquarters (7), VCU & VCU Medical Center

- $2.6 billion in-market deposits and total deposit market share of 11.4%

Fredericksburg

Defense and security contractors, Healthcare, Retail, Real Estate development

- $997 million in-market deposits and total deposit market share of 23.5%

Charlottesville

University of Virginia, High-tech and professional businesses, Real Estate development

- $497 million in-market deposits and total deposit market share of 10.2%

Virginia Beach NORFOLK

Military, Shipbuilding, Fortune 500 headquarters (3), Tourism

- $1.2 billion in-market deposits and total deposit market share of 4.9%

Roanoke BLACKSBURG

Virginia Tech, Healthcare, Fortune 500 headquarters (1), Retail

- $1.1 billion in-market deposits and total deposit market share of 10.3%

Northern Virginia

Nation's Capital, Defense and security contracts, Associations (lobbyists), High-Tech

- ~25% of franchise in fast growing, affluent market

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Source: SNL Financial
Deposit data as of 6/30/18; Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania and Stafford counties; all other markets per MSA definitions in SNL

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Among The Most Attractive Markets in USA Virginia 2018 Population (mm) ranked Virginia the 4th Best State for Business Pop. # State HHI ($) # State (mm) 1 District of Columbia $82,192 1 California 39.7 2 Maryland 81,294 2 Texas 28.5 3 Hawaii 80,637 3 Florida 21.1 th 4 Alaska 79,735 4 New York 19.8 ranked Virginia the 5 Best State for Business 5 New Jersey 78,317 5 Pennsylvania 12.8 rd 6 Massachusetts 77,248 6 Illinois 12.8 • 3 in Labor Supply 7 Connecticut 76,633 7 Ohio 11.6 nd 8 New Hampshire 75,742 8 Georgia 10.5 • 2 in Regulatory Environment 9 Virginia 71,167 9 North Carolina 10.3 th 10 California 71,061 10 Michigan 9.9 • 14 in Growth Prospects 11 Washington 69,697 11 New Jersey 9.0 12 Utah 69,694 12 Virginia 8.5 th 13 Colorado 69,546 13 Washington 7.4 Virginia has the 13 Lowest Unemployment 14 Minnesota 68,744 14 Arizona 7.1 Rate of any state 15 New York 66,418 15 Massachusetts 6.9 GDP ($bn) Fortune 500 Companies ranked Virginia 13th for Economic Opportunity # State GDP($bn) # State # th Companies • 11 lowest Poverty Rate 1 California $2,802 1 New York 58 2 Texas 1,747 2 California 49 • Virginia is home to 732,962 Small Businesses 3 New York 1,564 3 Texas 48 4 Florida 984 4 Illinois 37 5 Illinois 836 5 Ohio 25 6 Pennsylvania 768 6 New Jersey 22 ranked Virginia 10th of America’s Best States to 7 Ohio 661 7 Virginia 21 Live In 8 New Jersey 602 8 Pennsylvania 20 9 Georgia 564 9 Minnesota 19 10 North Carolina 547 10 Florida 18 11 Massachusetts 537 11 Michigan 17 12 Virginia 518 12 Georgia 17 8th most educated state in America and home 13 Washington 517 13 Connecticut 16 to more than 10 elite colleges & universities 14 Michigan 513 14 Massachusetts 12 15 Maryland 401 15 Tennessee 12 Source: SNL Financial; Bureau of Economic Analysis; Bureau of Labor Statistics, Fortune.com, U.S. News & World Report; Forbes, CNBC, U.S. Small Business Administration, USA Today Unemployment data as of 06/18, and GDP data as of 05/04/18 12

Northern Virginia Market Highlights Opportunity in Fast-Growing, Affluent Markets Top 10 Counties in the U.S. – Median HH Income ($000s) (1) $160 $141 $128 $124 $123 $123 $123 $120 $119 $116 $116 $120 $80 $40 $0 Loudon, VA Howard, MD Fairfax, VA Falls Church, San Mateo, CA Santa Clara, Hunterdon, NJ Arlington, VA Williamson, TN Moris, NJ VA (City) CA Top 10 Counties in Virginia – Projected 5-Yr Pop. Growth 10.0% 8.5% 7.4% 7.4% 6.8% 6.7% 6.6% 6.6% 7.5% 6.4% 6.4% 6.0% 5.0% 2.5% 0.0% Loudon, VA Falls Church, New Kent, VA Manassas Fredericksburg, Alexandria, VA Prince William, Stafford, VA Arlington, VA James City, VA VA (City) Park, VA (City) VA (City) (City) VA Source: S&P Global Market Intelligence Dashed line denotes county of operation for Union or Access (1) Median HH Income projected for 2019 13

Union’s 2019 Strategic Priorities Diversify Loan Portfolio Grow Core Manage to Higher Levels and Revenue Streams Funding of Performance Increase Commercial lending Fund loan growth with deposit Achieve and sustain top tier growth (Commercial & Industrial + growth; attain a 95% loan to financial performance Owner Occupied Real Estate) in deposit ratio over time Invest in talent, develop a culture order to better balance the total Grow core deposits with particular of coaching and development, and loan portfolio over time focus on increasing commercial align total rewards with corporate Grow fee-based products and and small business operating goals and objectives services accounts Strengthen Digital Make Banking Integrate Capabilities Easier Access Modernize customer experience Create compelling products and Leverage commercial expertise with more digital capabilities services and new market opportunities Achieve digital parity with larger Deliver hi-tech and hi-touch Achieve cost saves and players especially in mass experiences successful conversion market/mass affluent Differentiated marketing Enhance features for wider usage highlighting our capabilities and resolve top customer requests Source: SNL Financial and FDIC deposit data Excludes branches with deposits greater than $1.0 billion 14

Brand Transition - A Unified Bank Brand Across All Markets On February 1, we announced that we are rebranding Union Bank & Trust to Atlantic Union Bank to reduce brand complexity and ensure recognition and clarity in the marketplace.1 Maintaining ‘Union’ in the new brand is key because it represents the unification of multiple banks that have come together over time to deliver better banking to our customers and has been a focal point for nearly 100 years. THE NEW NAME REFERENCES OUR GEOGRAPHIC EXPANSION THROUGHOUT THE MID-ATLANTIC REGION FROM MARYLAND TO NORTH CAROLINA. (1) Subject to shareholder and other approvals 15

Balance Sheet and Earnings Per Share Trends (GAAP) Loans Deposits ($M) ($M) 16% CAGR $9,716 15% CAGR $9,971 $7,142 $6,992 $6,307 $6,379 $5,346 $5,671 $5,639 $5,964 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Assets Earnings Per Share ($M) ($) $2.22 18% CAGR 17% CAGR $13,766 $1.77 $1.67 $1.49 $9,315 $8,427 $7,359 $7,694 $1.13 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Data as of or for the twelve months ended each respective year 16

Pro forma Balance Sheet and Operating Earnings Per Share Trends Loans(1) Deposits(1) ($M) ($M) $12,232 $11,873 15% CAGR 16% CAGR $9,716 $9,971 $7,142 $6,307 $6,379 $6,992 $5,346 $5,671 $5,639 $5,964 2014 2015 2016 2017 2018 Pro forma Access 2014 2015 2016 2017 2018 Pro forma Access Assets(1) Operating Earnings Per Share(2)(3) ($M) ($) $16,805 17% CAGR $2.71 17% CAGR $13,766 $1.91 $1.77 $1.49 $8,427 $9,315 $1.43 $7,359 $7,694 2014 2015 2016 2017 2018 Pro forma 2014 2015 2016 2017 2018 Access (1) Balance sheet pro forma for Access National Corporation acquisition as of 12/31/18 (2) Excludes merger-related costs and nonrecurring tax expenses unrelated to normal operations (3) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of Non-GAAP Disclosures 17

Strong Track Record of Performance (GAAP) Return on Equity (ROE) Return on Assets (ROA) (%) (%) 1.11% 7.85% 7.79% 0.96% 7.07% 0.90% 6.76% 0.83% 5.30% 0.72% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Efficiency Ratio (%) 73.1% 67.5% 65.8% 66.1% 63.6% 2014 2015 2016 2017 2018 Data as of or for the twelve months ended each respective year. 18

Strong Track Record of Performance (Non-GAAP) Operating Return on Tangible Common Equity Operating Return on Assets (ROTCE)(1)(2) (1)(2) (ROA) 1.35% (%) (%) 17.35% 0.96% 0.95% 12.14% 12.24% 0.91% 11.11% 10.81% 0.90% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Operating Efficiency Ratio (FTE)(1)(2) (%) 64.3% 65.3% 63.6% 62.4% 55.3% 2014 2015 2016 2017 2018 Data as of or for the twelve months ended each respective year (1) Excludes merger-related costs and nonrecurring tax expenses unrelated to normal operations (2) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures” 19

Financial Targets Committed to top-tier financial performance Union is committed to achieving top tier financial performance and providing our ROA 1.4% - 1.6% shareholders with above average returns on their investment ROTCE 16% - 18% Efficiency Key financial performance operating Ratio (FTE) < 50% metrics benchmarked against top quartile peers 20

Solid Capital Position Union – Capital Position as of 12/31/18 Post Access Pro forma Capital Position as of 12/31/18 TCE / TA1 8.8% TCE / TA1 9.0% CET1 Ratio 9.9% CET1 Ratio 10.2% Tier 1 Capital Ratio 11.1% Tier 1 Capital Ratio 10.2% Total Capital Ratio 12.9% Total Capital Ratio 12.7% Leverage Ratio 9.7% Leverage Ratio 8.9% CRE / Total Risk-Based Capital (Bank) 303% CRE / Total Risk-Based Capital (Bank) 295% Capital information presented herein is based on estimates and subject to change pending the Company’s filing of its FR Y-9C (1) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures“ 21

Capital Management Capital Management Capital Targets Priorities 1. Support Organic Growth • Union’s establishes capital targets based 2. Dividend payout ratio targeted at 35-40% on the following objectives: 3. Common Stock Repurchases • Maintain designation as a “well 4. Merger & acquisition activity capitalized” institution under fully phased-in Basel III regulatory definitions Excess Capital • Ensure capital levels are commensurate with the company’s risk profile, capital stress test projections, • Union’s Tangible Common Equity Ratio target is and strategic plan objectives 8.5% • TCE above 8.5% is considered excess capital assuming “well capitalized” regulatory capital ratios are maintained • Excess capital can be deployed for share repurchases, higher shareholder dividends and/or acquisitions 22

Diversified and Granular Loan Portfolio Union Loan Composition at December 31, 2018 - $9.7 Billion Total Loan Portfolio CRE Composition - $4.4 Billion Composition by Type CRE Composition by Type Senior Other C&D 3% Non-Owner Living 13% Owner Occupied 4% Other Multifamily Occupied CRE 13% 31% 2% 31% Consumer Small Mixed 6% Use Second Building 1% Mortgages Special Use 1% 5% HELOC Hotel, 6% Motel, B&B 7% Residential Owner 1-4 Family Occupied Office Retail 13% CRE Warehouse 14% C&I 14% 9% Office 14% 13% Duration 1.4 years Total Portfolio Characteristics QTD Weighted Average Yield (Tax Equivalent) 5.08% Note: Figures may not total to 100% due to rounding 23

Attractive Core Deposit Base Deposit Composition at December 31, 2018 - $10.0 Billion Deposit Base Characteristics Deposit Composition  Savings Non- YTD Cost of deposits – 61 bps Jumbo 6% Interest Time Bearing  (1) 3% 97% core deposits 21%  44% transactional accounts Retail Time 18%  #1 in deposit market share for regional/community banks in Richmond and Charlottesville MSAs and Fredericksburg  NOW #2 in deposit market share for 23% regional/community banks in Blacksburg- Christiansburg-Radford MSA Money Market 29% (1) Core deposits defined as total deposits less jumbo time deposits Regional bank defined as having less than $50 billion in assets; rank determined by asset size. Communitybank defined as having less than $10 billion in assets 24

Pro forma Loans and Deposit Portfolio Pro forma Loan Composition at December 31, 2018 - $11.8 billion Union Access Pro forma1 Consumer C&D Non-Owner Consumer & Other 5.4% 13% Occupied HELOC 3.1% Other 1.2% C&D 5.0% HELOC 5.7% C&D 11.0% Other CRE 2% 31% Auto 2.5% 1-4 Family Consumer CRE - Owner 17.8% Occupied CRE - Owner 6% 1-4 Family Second 25.2% Occupied 14.3% Mortgages Multifamily 15.9% 1% HELOC 2.2% 6% Multifamily 32% 51% 5.0% Commercial Commercial 1-4 Family Non-Owner Non-Owner Owner Occupied CRE 13% Occupied C&I 15.8% C&I Occupied 19.7% CRE 24.4% 14% 28% CRE C&I 25.9% Commercial 14% Yield on Loans 5.08% Yield on Loans 5.00% Pro forma Deposit Composition at December 31, 2018 - $12.2 billion Savings Jumbo Time Jumbo Non- Jumbo Time 6% 4% Time Interest 7% 3% Bearing Retail Time Retail Time Demand 21% 9% Demand 32% 16% 23% Retail Time 18% 44% Transaction 46% Accounts Transaction 53% Money Mkt Accounts Money Money Mkt & & Svgs 34% Transaction NOW 23% Market NOW Svgs 31% Accounts 29% 23% NOW 21% Cost of Deposits 76 bps Cost of Deposits 80 bps Note: Figures may not total to 100% due to rounding; call report data as of 12/31/18; 25 (1) Balance sheet pro forma for Access National Corporation acquisition as of 12/31/18

Investment Thesis The Right The Right The Right The Right Scale Markets Team Targets • $16.8 billion in assets • Growing, economically • Deep team with broad • Targeting top tier diversified experience operating performance • Strong market share • Presence across state • Experience in M&A • ROA: 1.4% - 1.6% • Extensive product mix, integration enhanced C&I focus • Scale in the sizable • ROTCE: 16% - 18% Northern Virginia, • Attractive destination 1 Richmond and Hampton for top tier talent • Efficiency Ratio : < 50% Roads markets (1) Efficiency Ratio (FTE) 26

Appendix

Executive Management Team



John Asbury
President & CEO

- 2+ years at Union
- 30+ years of experience in the banking industry, primarily at Bank of America and Regions Bank
- Former President and CEO of First National Bank of Santa Fe



Maria Tedesco
President Union Bank & Trust

- Joined October 2018
- 30+ years of experience in the banking industry
- Former Chief Operating Officer for Retail at BMO Harris.



Robert Gorman
Executive Vice President & CFO

- 6 years at Union
- 30+ years of experience in the banking industry
- Former Senior Vice President at SunTrust Banks, Inc.



David Ring
Executive Vice President,
Commercial Banking Executive

- 1+ years Union
- 30+ years of experience in the banking industry
- Former Head of Commercial Banking – Atlantic Region at Wells Fargo



Shawn O'Brien
Executive Vice President,
Commercial Banking Executive

- Joined February 2019
- 20+ years of experience in the banking industry
- Former Executive Director, Consumer Segment Group and Business Planning – BBVA Compass



David Bilko
Executive Vice President,
Chief Risk Officer

- 5 years at Union
- 30+ years of experience in the banking industry
- Former Chief Audit Executive at SunTrust Banks, Inc.



Dean Brown
Executive Vice President,
Chief Information Officer

- 4 years at Union
- 30+ years of experience in the banking and financial services industry
- Former Chief Information Officer for Capital One Health Care Finance



Loreen LaGatta
Executive Vice President,
Chief Human Resource Officer

- 7 years at Union
- 20+ years of experience in the banking industry
- Former Human Resources at Citigroup, Wachovia and Capital One



Rachael Lape
General Counsel

- 9 years at Union
- Nearly 20 years of legal experience in banking, commercial lending and strategic transactions
- Former Goldberg Kohn and Williams Mullen



Robert Martin
President, Union Wealth Management

- 6 years at Union
- 25+ years of experience in banking, financial services and wealth management
- Former Sun Trust Private Wealth



Duane Smith
Executive Vice President,
Chief Marketing Officer

- 2+ years at Union
- 20+ years of experience in banking marketing
- Former Capital One

28

Reconciliation of Non-GAAP Disclosures Tangible Common Equity As of December 31, 2018 Shareholders’ equity (GAAP) $ 1,924,581 Less: Goodwill and Amortizable Intangibles 775,853 Tangible Shareholders’ equity (non-GAAP) $ 1,148,728 Assets (GAAP) $ 13,765,599 Less: Goodwill and Amortizable Intangibles 775,853 Tangible assets (non-GAAP) $ 12,989,746 Tangible Common Equity Ratio Shareholders’ equity to assets (GAAP) 13.98% Tangible common equity ratio to tangible assets (non-GAAP) 8.84% 29

Reconciliation of Non-GAAP Disclosures Operating Earnings Per Share For the 12 Months Ended 3 Months Ended ($ IN THOUSANDS) 2014 2015 2016 2017 2018 6/30/2018 9/30/2018 12/31/2018 Net incom e (GAAP) $52,164 $67,079 $77,476 $72,923 $146,24 8 $47,327 $38,197 $44,085 Plus: Merger-relat e d costs, net of tax $13,724 - - 4,405 32,065 6,537 1,129 2,163 Plus: Nonrecurring tax expenses - - - 6,250 - - - - Net operating earnings (non -GAAP) $65,888 $67,079 $77,476 $83,578 $178,31 3 $53,864 $39,326 $46,248 W eighted avg. common shares out., diluted 46,130,8 9 5 45,138,8 9 1 43,890,2 7 1 43,779,7 4 4 65,908,5 7 1 65,965,5 7 7 66,013,1 5 2 66,013,3 2 6 Earnings per share (GAAP) $1.13 $1.49 $1.77 $1.67 $2.22 $0.72 $0.58 $0.67 Operating EPS (non-GAAP) $1.43 $1.49 $1.77 $1.91 $2.71 $0.82 $0.60 $0.70 30

Reconciliation of Non-GAAP Disclosures Return on Assets (ROA) For the 12 Months Ended 3 Months Ended ($ IN THOUSANDS) 2014 2015 2016 2017 2018 6/30/2018 9/30/2018 12/31/2018 Average assets (GAAP) $7,250,4 9 4 $7,492,8 9 5 $8,046,3 0 5 $8,820,1 4 2 $13,181, 6 0 9 $13,218, 2 2 7 $12,947, 3 5 2 $13,538, 1 6 0 Net incom e $52,164 $67,079 $77,476 $72,923 $146,24 8 $47,327 $38,197 $44,085 (loss (GAAP) Net operating earnings $65,888 $67,079 $77,476 $83,578 $178,313 $53,864 $39,326 $46,248 (non-GAAP) ROA (GAAP) 0.72% 0.90% 0.96% 0.83% 1.11% 1.44% 1.17% 1.29% Operating ROA 0.91% 0.90% 0.96% 0.95% 1.35% 1.63% 1.21% 1.36% (non-GAAP) 31

Reconciliation of Non-GAAP Disclosures Return on Tangible Common Equity (ROTCE) For the 12 Months Ended 3 Months Ended ($ IN THOUSANDS) 2014 2015 2016 2017 2018 6/30/2018 9/30/2018 12/31/2018 Average equity (GAAP) $983,72 7 $991,97 7 $994,78 5 $1,030,8 4 7 $1,863,2 1 6 $1,847,3 6 6 $1,880,5 8 2 $1,899,2 4 9 Less: Avg Goodwill and 333,495 320,906 318,131 315,722 776,944 777,480 777,052 777,461 Am ortizable Intangibles Avg tangible com m on $650,23 2 $671,07 1 $676,65 4 $715,12 5 $1,086,2 7 2 $1,069,8 8 6 $1,103,5 3 0 $1,121,7 8 8 equity (non-GAAP) Net incom e (GAAP) $52,164 $67,079 $77,476 $72,923 $146,24 8 $47,327 $38,197 $44,085 Plus: Am ortization of 6,367 5,489 4,687 3,957 10,143 2,540 2,757 2,334 intangibles, tax effected Net operating earnings $58,531 $72,568 $82,163 $76,880 $156,39 1 $49,867 $40,954 $46,419 (non-GAAP) Net operating earnings $65,888 $67,079 $77,476 $83,578 $178,31 3 $53,864 $39,326 $46,248 (non-GAAP) Plus: Am ortization of 6,367 5,489 4,687 3,957 10,143 2,540 2,757 2,334 intangibles, tax effected Net Incom e before am ortization of $72,255 $72,568 $82,163 $87,535 $188,45 6 $56,404 $42,083 $48,582 intangibles (non -GAAP) ROE (GAAP) 5.30% 6.76% 7.79% 7.07% 7.85% 10.28% 8.06% 9.21% ROTCE (non-GAAP) 9.00% 10.81% 12.14% 10.75% 14.40% 18.70% 14.72% 16.42% Operating ROTCE (non - 11.11% 10.81% 12.14% 12.24% 17.35% 21.15% 15.13% 17.18% GAAP 32

Reconciliation of Non-GAAP Disclosures Efficiency Ratio For the 12 Months Ended 3 Months Ended ($ IN THOUSANDS) 2014 2015 2016 2017 2018 6/30/2018 9/30/2018 12/31/2018 Noninterest expens e $222,41 9 $206,31 0 $213,09 0 $225,66 8 $337,76 7 $85,140 $76,349 $74,533 (GAAP) Less: Merger-rel at ed costs 20,345 - - 5,393 39,728 8,273 1,429 2,314 Operating noninterest $202,07 4 $206,31 0 $213,09 0 $220,27 5 $298,03 9 $76,867 $74,920 $72,219 expense (non-GAAP) Noninterest incom e (GAAP) $51,220 $54,993 $59,849 $62,429 $104,24 1 $40,597 $19,887 $23,487 Net interest incom e (FTE) $263,14 5 $260,91 3 $275,39 4 $290,77 4 $434,88 4 $110,17 6 $107,97 7 $111,42 4 (non-GAAP) Efficiency ratio (GAAP) 73.1% 67.5% 65.8% 66.1% 63.6% 57.2% 60.7% 56.2% Operating efficiency ratio 64.3% 65.3% 63.6% 62.4% 55.3% 51.0% 58.6% 53.5% (FTE)(non-GAAP) 33

Reconciliation of Non-GAAP Disclosures Net Interest Margin For the 12 Months Ended ($ IN THOUSANDS) 2013 2014 2015 2016 2017 2018 6/30/2018 9/30/2018 12/31/2018 Net interest incom e $148,19 4 $253,21 3 $250,45 0 $263,96 6 $279,00 7 $426,69 1 $108,16 8 $105,96 3 $109,08 9 (GAAP) FTE adjustm ent 8,688 9,932 10,463 11,428 11,767 8,193 2,008 2,014 2,335 Net interest incom e $156,88 2 $263,14 5 $260,91 3 $275,39 4 $290,77 4 $434,88 4 $110,17 6 $107,97 7 $111,42 4 (FTE) (non-GAAP) Average earning assets $3,716,8 4 9 $6,437,6 8 1 $6,713,2 3 9 $7,249,0 9 0 $8,016,3 1 1 $11,620, 8 9 3 $11,661, 1 8 9 $11,383, 3 2 0 $11,961, 2 3 4 Net interest m argin 3.99% 3.93% 3.73% 3.64% 3.48% 3.67% 3.72% 3.69% 3.62% (GAAP) Net interest m argin 4.22% 4.09% 3.89% 3.80% 3.63% 3.74% 3.79% 3.76% 3.70% (FTE) (non-GAAP) 34